EXHIBIT 99.2

CDK Global Names Brian Krzanich President and Chief Executive Officer

Brian MacDonald Steps Down

HOFFMAN ESTATES, Ill, Nov. 07, 2018 -- CDK Global, Inc. (Nasdaq: CDK), a leading enabler of end-to-end automotive commerce, today announced that Brian Krzanich, 58, former chief executive officer of Intel, has joined CDK Global as president and chief executive officer (CEO) and a member of the Board of Directors (Board).1 Krzanich succeeds Brian MacDonald who will assist in the transition.

“In evaluating the future of CDK, the Board and Brian MacDonald concluded that this is the right time to bring in a proven technology CEO to drive top-line growth and help CDK take full advantage of its many opportunities,” said Leslie Brun, chairman, Board, CDK Global. “We are thrilled to welcome Brian Krzanich to CDK. With 36 years of experience at Intel, Krzanich combines an exceptional track record of creating shareholder value with exactly the right combination of technology and strategic leadership experience to enable CDK to deliver on its enormous promise. The Board has full confidence that he has the talent and expertise necessary to lead CDK as it pursues a growth strategy.”

Krzanich served as Intel’s CEO from May 2013 to June 2018. As CEO, he led Intel’s corporate strategy and operations, including development of Intel’s business model and identifying emerging technologies. Krzanich joined Intel in 1982, became a corporate vice president in 2006, and served until 2010 as vice president and general manager of Assembly and Test. He was senior vice president and general manager of Manufacturing and Supply Chain from 2010 to 2012. He became executive vice president and chief operating officer in 2012, responsible for global manufacturing, supply chain, human resources, and information technology.

“CDK has a leadership position in a dynamic and rapidly evolving automotive technology market, and I am energized by the chance to help grow this unique company and take it to the next level,” said Krzanich. “The automotive industry is undergoing changes that will impact and present opportunities for dealers, OEMs, consumers and the technology ecosystem that serves them. I look forward to working closely with the CDK Board, management team and employees to enable CDK to meet its full potential to generate value for all of its stakeholders.”

Brun added, “On behalf of the entire Board, I want to thank Brian MacDonald for the superb progress he has made in transforming CDK operations and cost structure, which has created a solid foundation for future growth and shareholder value-creation.”

“I’m proud of the progress we’ve made at CDK and believe the company is ready to capitalize on the significant opportunities in front of it,” said MacDonald. “Over the past few years, we have met our transformation plan goals and strengthened our commitment to our core products, while significantly improving our ability to meet customer needs. With the recent acquisition of ELEAD1ONE, CDK has enhanced its core automotive software capabilities and is well positioned for future growth. I am committed to a seamless leadership transition, and I wish Brian and our entire team success.”

Mr. Krzanich and Mr. MacDonald will both participate in the CDK FY19 Q1 earnings call to be held today, Wednesday, November 7, 2018, at 8:30 a.m. ET.

1 Effective following the filing of the CDK 10-Q post market close on November 7, 2018.

About CDK Global
With more than $2 billion in revenues, CDK Global (Nasdaq: CDK) is a leading global provider of integrated information technology and digital marketing solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process from targeted digital advertising and marketing campaigns to the sale, financing, insuring, parts supply, repair, and maintenance of vehicles. Visit cdkglobal.com.

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This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business and growth outlook; the Company’s objectives for its multi-year business transformation plan; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and advertising and related industry changes; competitive conditions; changes in regulation (including future interpretations, assumptions and regulatory guidance related to the Tax Cuts and Jobs Act); changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; the Company’s ability to timely and effectively implement its transformation plan; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements.  The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the SEC, including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause  the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at www.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Contacts:

Media Contact:
Roxanne Pipitone
847.485.4423
Roxanne.pipitone@cdk.com

or

Sard Verbinnen & Co
Jim Barron/Emily Claffey/TJ White
212.687.8080

Investor Relations Contact:
Katie Coleman
847.485.4650
katherine.coleman@cdk.com